SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2007

                               BIRCH BRANCH, INC.
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             (Exact name of registrant as specified in its charter)


           Colorado                    333-126654                  84-1124170
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 (State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)               File Number)                 ID Number)


            2560 W. Main Street, Suite 200, Littleton, Colorado 80120
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (303) 794-9450
                                                        --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an
             Off-Balance Sheet Arrangement of a Registrant

     On January 23, 2007, the Company entered into a Revolving Credit Agreement with the Mathis Family Partners, Ltd. ("Mathis") whose General Partner is Earnest Mathis, the Lazzeri Family Trust ("Lazzeri") whose Trustee is Robert Lazzeri, and Timothy Brasel and or assigns ("Brasel")(Mathis, Lazzeri and Brasel collectively, the "Lender"), to borrow up to $250,000, evidenced by an unsecured Revolving Loan Note dated January 23, 2007. Mr. Mathis and Mr. Lazzeri are both executive officers and directors of the Company. All amounts borrowed pursuant to the Revolving Credit Agreement accrue interest at 7% per annum and all principal and accrued but unpaid interest is payable in full on demand of the Lender. The Revolving Credit Agreement does not obligate the Lender to make any loans but any loans made by the Lender to the Company, up to an outstanding principal balance of $250,000, will be subject to the terms of the Revolving Credit Agreement and the Revolving Loan Note. As part consideration for the foregoing credit facility, Messrs. Mathis and Lazzeri each received 962,260 shares and Mr. Brasel received 1,924,517 shares of the Company's common stock.


Item 3.02   Unregistered Sales of Equity Securities

     In connection with and as a loan fee for a credit facility provided to the Company, the Mathis Family Partners, Ltd. and the Lazzeri Family Trust each received 962,260 shares and Timothy Brasel received 1,924,517 shares of the Company's common stock.


Item 9.01   Financial Statements and Exhibits

(a)      Financial Statements:  Not Applicable
(b)      Pro Forma Financial Information:  Not Applicable

         Exhibit 99.1      Revolving Credit Agreement
         Exhibit 99.2      Revolving Loan Note



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Birch Branch, Inc.


Date:  January 24, 2007            By:  /s/ Earnest Mathis
                                        ---------------------------------------
                                        Earnest Mathis, Chief Executive Officer





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